Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ending December 31, 2020 of Pure Harvest Corporate Group, Inc. (the “Company”), as filed with the Securities and Exchange Commission (the “Annual Report”), Matthew Gregarek, the Principal Executive Officer of the Company and Alexander Glueckler, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1.	This Annual Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

April 19, 2021	By:	/s/ Matthew Gregarek
Matthew Gregarek
Principal Executive Officer

April 19, 2021	By:	/s/ Alexander Glueckler
Alexander Glueckler
Principal Financial Officer